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Supplement dated September 26, 2000, to the prospectuses of NWQ Special Equity
Portfolio.

    The following information replaces the information in the "Adviser's Historical Performance" and "Historical Performance of Jon Bosse" sections of the portfolio's prospectuses in their entirety and adds new information.

Adviser's Historical Performance
    The adviser manages separate accounts that have the same investment objectives as the portfolio. The adviser manages these accounts using techniques and strategies substantially similar, though not always identical, to those used to manage the portfolio. A composite of the performance of these separate accounts is listed below. To be included in the composite, the account had to be fully discretionary, tax-free, have assets of at least $2 million and beginning January 1, 1997, under the adviser's management for at least 60 days prior to the beginning of a calendar quarter. The composite does not include any wrap accounts or other similar accounts managed by the adviser where clients are charged a single fee in excess of 0.40% by another financial institution for brokerage, custody, consulting, reporting, performance monitoring and adviser selection services because of the difficulty in segregating charges related to transactional costs from charges for custody, consulting, reporting, performance monitoring and adviser selection services. Non-wrap accounts included in the composite have transaction costs less than 0.40%, which the adviser believes is more reflective of the charges related to the adviser's management of an account. Wrap accounts may have fees as high as 3.00%, which cover services like custody, consulting, reporting, performance monitoring, brokerage and adviser selection services that are provided by the wrap program sponsor and not the investment adviser. Consequently, the performance below would be reduced if such wrap fees were reflected.

    The performance data for the managed accounts reflects deductions for investment management fees and transaction costs on an individual account basis. However, any fees an individual account paid to a custodian were not deducted. All fees and transaction costs of the separate accounts were less than the operating expenses of the portfolio. If the performance of the managed accounts were adjusted to reflect the
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    fees and expenses of the portfolio, the composite's performance would have been lower. The performance data also reflects the reinvestment of dividends, income and capital appreciation.

    The adviser calculated its performance based on a time-weighted and asset-weighted total rate of return. Time-weighting is a method of calculating the performance of each account in the composite that is designed to remove the effect of any cash additions to, or withdrawals from, the account. Asset-weighting means that larger accounts will have a proportionately greater rate of impact on the composite's rate of return than smaller accounts. The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annualized percentage change in the value of the initial amount that is invested in a share class of the portfolio at the maximum public offering price. Had the adviser calculated its performance using the SEC's methods for investment companies, its results might have differed.

    The separately managed accounts are not subject to investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If they were, their returns might have been lower. The performance of these separate accounts is not intended to predict or suggest the performance of the portfolio.

                      NWQ Investment
                        Management
                        Company--                                    Lipper Mid Cap
                      Special Equity                 S&P 400 Mid Cap  Value Funds
                       Composite +   S&P 500 Index #     Index #        Index #
  ---------------------------------------------------------------------------------
   Calendar Years Ended:
  ---------------------------------------------------------------------------------
    1997                  35.48%          33.36%          32.25%         22.66%
  ---------------------------------------------------------------------------------
    1998                   7.89%          28.58%          19.12%         -1.72%
  ---------------------------------------------------------------------------------
    1999                  16.30%          21.04%          14.72%         11.94%
  ---------------------------------------------------------------------------------
   Average Annual Returns for Periods Ended 12/31/99
    1-year                16.30%          21.04%          14.72%         11.94%
  ---------------------------------------------------------------------------------
    3 Years               19.35%          27.56%          21.81%         10.50%
  ---------------------------------------------------------------------------------
    Since inception
    (10/1/96)             22.45%          28.32%          22.17%         11.81%
  ---------------------------------------------------------------------------------
    Cumulative Since
    Inception
    (10/1/96)             93.12%         124.86%          91.67%         43.17%

  + The adviser's imputed average annual investment management fee from 10/1/96 to 12/31/99 was approximately 0.76% based on the fees paid by the adviser's special equity accounts included in the composite. Net returns to investors may vary depending on the investment management fee, which may be a maximum of 0.85%. The adviser's composite has not been audited.
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  # Lipper Mid Cap Value Funds Index, S&P 500 Index and S&P 400 Mid Cap
    Index comparisons begin on 9/30/96.

Historical Performance of Jon Bosse
    While at ARCO Investment Management Company, Mr. Bosse managed a separate account using techniques and strategies substantially similar, though not always identical, to those used to manage the NWQ Special Equity Portfolio. Set forth below is certain performance information that the adviser provided concerning Mr. Bosse's account. The performance data for this account reflects deduction of the adviser's maximum special equity account investment management fee and transaction costs. However, custodial fees were not deducted. Because this account had different fees and expenses than the portfolio, its investment returns may differ from those of the portfolio. All fees and transaction costs of the separate account were less than the operating expenses of the portfolio. If the performance of Mr. Bosse's account were adjusted to reflect fees and expenses of the portfolio, its performance would have been lower. The performance of Mr. Bosse's account also reflects the reinvestment of dividends, income and capital appreciation. During Mr. Bosse's tenure as portfolio manager for the separately managed account, he was primarily responsible for the day-to-day management of the assets, and no other person had a significant role in achieving the separately managed account's performance.

    The adviser calculated Mr. Bosse's performance based on a time-weighted total rate of return. (See the description of the adviser's performance above for an explanation of time-weighting.) The SEC standardized average annual total return is neither time-weighted nor asset-weighted and is determined for specified periods by computing the annualized percentage change in the value of the an initial amount that is invested in a share class of the portfolio at the maximum public offering price. Had the adviser calculated Mr. Bosse's performance using the SEC's methods for investment companies, its results might have differed.

    The separately managed account is not subject to investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code. If the separately managed account were, its returns might have been lower. The performance of this separate account is not intended to predict or suggest the performance of the portfolio.
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
                                                                     Lipper Mid
                         ARCO Value                  S&P 400 Mid Cap Cap Funds
                        Equity Fund* S&P 500 Index #     Index #      Index #
  -----------------------------------------------------------------------------
   Calendar Years Ended:
    1990                     0.74%        -3.10%          -5.13%        -4.49%
  -----------------------------------------------------------------------------
    1991                    53.57%        30.47%          50.10%        54.02%
  -----------------------------------------------------------------------------
    1992                    30.25%         7.62%          11.91%         8.61%
  -----------------------------------------------------------------------------
    1993                    19.71%        10.08%          13.95%        15.36%
  -----------------------------------------------------------------------------
    1994                     8.59%         1.32%          -3.58%        -2.02%
  -----------------------------------------------------------------------------
    1995                    38.54%        37.58%          30.94%        33.08%
  -----------------------------------------------------------------------------
    1996*                    8.29%         7.45%           7.70%         8.30%
  -----------------------------------------------------------------------------
   Annualized Return For Various Periods Ended 8/31/96 (annualized)
    1-year                  15.46%        18.73%          11.88%        13.65%
  -----------------------------------------------------------------------------
    5 Years                 22.90%        13.59%          14.18%        14.66%
  -----------------------------------------------------------------------------
    Since inception
    (1/1/90)                22.80%        12.88%          14.52%        15.43%
  -----------------------------------------------------------------------------
    Cumulative Since
    Inception (1/1/90)     293.30%       124.31%         146.92%       160.30%

  * Through 8/31/96. This figure is not an annualized return. Mr. Bosse was a Portfolio Manager and Director of Equity Research at ARCO Investment Management Company until September 30, 1996. Beginning September 1, 1996, certain securities were sold out of the account at the direction of Arco Investment Management Company while Mr. Bosse maintained sole decision-making authority over the remainder of the account.
  # Lipper Mid Cap Funds Index, S&P 500 Index and S&P Mid Cap 400 Index comparisons begin on 12/31/89.

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